Exhibit 99.1
                                  ------------

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                                                                  EXECUTION COPY


                                 $1,135,173,000
                     AAMES MORTGAGE INVESTMENT TRUST 2005-2
                              Mortgage Backed Notes


                             UNDERWRITING AGREEMENT
                             ----------------------

                                  May 25, 2005

Countrywide Securities Corporation        Friedman, Billings, Ramsey & Co., Inc.
as Representative of the Underwriters     1001 Nineteenth Street North
4500 Park Granada                         Arlington, Virginia 22209
Calabasas, California  91302

Citigroup Global Markets Inc.             Greenwich Capital Markets, Inc.
390 Greenwich Street                      600 Steamboat Road
6th Floor                                 Greenwich, Connecticut 06830
New York, New York 10013

Bear, Stearns & Co. Inc.                  Lehman Brothers Inc.
383 Madison Avenue, 10th Floor            745 Seventh Avenue, 7th Floor
New York, New York 10179                  New York, New York 10019

Credit Suisse First Boston LLC            Morgan Stanley & Co. Incorporated
Eleven Madison Avenue, 5th Floor          1585 Broadway
New York, New York 10010-3629             New York, New York 10036


Ladies and Gentlemen:

         CWABS, Inc. (the "Depositor"), a Delaware limited liability company, has authorized the issuance and sale of Aames Mortgage Investment Trust 2005-2 Mortgage Backed Notes, consisting of (i) the Class 1A1, Class 1A2, Class 1A3 and Class 2A1 Notes (the "Senior Notes") and (ii) the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2 and Class B3 Notes (collectively, the "Subordinate Notes"). Also issued are the Class B4 Notes (the "Non-Underwritten Notes"). The Senior Notes, the Subordinate Notes and the Non-Underwritten Notes are collectively referred to as the "Notes."

         Only the Senior Notes and the Subordinate Notes (the "Underwritten Notes") are being purchased by the Underwriters named in Schedule A hereto, and Countrywide Securities Corporation, Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Friedman, Billings, Ramsey & Co., Inc., Greenwich Capital Markets, Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") are purchasing, severally, only the Underwritten Notes set forth opposite their names in Schedule A, except that the amounts purchased by the Underwriters may change in accordance with Section

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10 of this Agreement. Countrywide Securities Corporation is acting as the representative of the Underwriters and in such capacity, is hereinafter referred to as the "Representative".

         The Notes will be issued pursuant to an indenture (the "Indenture") dated as of May 1, 2005, among Aames Mortgage Investment Trust 2005-2 (the "Trust" or the "Issuer"), Wells Fargo Bank, N.A., as trust administrator (the "Trust Administrator"), and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee"). Capitalized but undefined terms shall have the meanings assigned to them in the Indenture or in the Transfer and Servicing Agreement (as defined below), as applicable.

         The Notes represent obligations of the Trust and will be secured by collateral consisting primarily of first lien, adjustable rate, fully amortizing, residential mortgage loans, having a Cut-off Date as of the opening of business on May 1, 2005 (the "Mortgage Loans"), and such amounts as may be held by the Trust Administrator on behalf of the Indenture Trustee in any accounts held by the Indenture Trustee or the Trust Administrator for the Trust. The Mortgage Loans are secured primarily by first deeds of trust or mortgages on one- to four-family residential properties. Forms of the indenture and transfer and servicing agreement have been filed as an exhibit to the Registration Statement (as defined below). The Notes are more fully described in the Prospectus Supplement (as defined below).

         Pursuant to (i) the mortgage loan purchase and assignment agreement (the "Mortgage Loan Purchase Agreement") dated as of May 1, 2005 between Aames Investment Corporation, as seller (the "Seller"), and the Depositor and (ii) the transfer and servicing agreement (the "Transfer and Servicing Agreement") dated as of May 1, 2005, among the Issuer, the Depositor, the Seller, Wells Fargo Bank, N.A. as Trust Administrator and as master servicer (in such capacity, the "Master Servicer"), Aames Capital Corporation as servicer (the "Servicer") and the Indenture Trustee, the Seller will transfer to the Depositor and the Depositor will transfer to the Trust, all of its right, title and interest in and to the unpaid principal balances of the Mortgage Loans as of the Cut-off Date and interest due on and after the Cut-off Date and the collateral securing each Mortgage Loan.

         SECTION 1. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with, the Underwriters that as of the date hereof and as of the Closing Date:

         (a) A Registration Statement on Form S-3 (No. 333-118926), including a prospectus and a form of prospectus supplement that contemplates the offering of mortgage backed notes, has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective and is still effective as of the date hereof under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement, at the Effective Time, including any documents

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incorporated by reference therein at such time; "Basic Prospectus" means such final prospectus dated October 25, 2004, and "Prospectus Supplement" means the final prospectus supplement dated May 25, 2005, relating to the Underwritten Notes, to be filed with the Commission pursuant to paragraph (2), (3) or (5) of Rule 424(b) of the Rules and Regulations. "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the Prospectus and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of the Prospectus and incorporated by reference in the Prospectus and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to
Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Prospectus or the effectiveness of the Registration Statement and no proceedings for such purpose are pending or, to the Depositor's knowledge, threatened by the Commission. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement other than such documents or materials, if any, as any Underwriter delivers to the Depositor pursuant to Section 8(d) hereof for filing on Form 8-K. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied with respect to the Depositor and the Registration Statement.

         (b) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform when they become effective or are filed with the Commission, as the case may be, in all material respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by any Underwriter through the Representative expressly for use therein, it being understood that such information is limited to the information set forth in the last two paragraphs of the front cover page of the Prospectus Supplement and in the first paragraph after the tables under the heading "Underwriting" in the Prospectus Supplement (the "Underwriters' Information") or (ii) other than with respect to any Aames Collateral Information (as defined in Section 8(d) herein), any Derived Information (as described in Section 8(d)) contained in any Collateral Term Sheet, Structural Term Sheet, Series Term Sheet or Computational Materials (each as defined in
Section 5(b)), in each case to the extent not included in the Prospectus other than by incorporation by reference.

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         (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         (d) The Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and is in good standing in states and jurisdictions where the character of its assets or the nature of its activities make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Depositor. The Depositor has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Transfer and Servicing Agreement and the Indenture (the "Agreements") and to cause the Notes to be issued.

         (e) Except as disclosed in the Prospectus Supplement, there are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process or, to the knowledge of the Depositor, threatened by or before any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject
(i) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (ii) asserting the invalidity of any of the Agreements or the Notes, (iii) seeking to prevent the issuance of the Notes or the consummation by the Depositor of any of the transactions contemplated by any of the Agreements or (iv) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Agreements or the Notes.

         (f) This Agreement has been, and the Transfer and Servicing Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and the Transfer and Servicing Agreement when executed and delivered as contemplated herein and therein will constitute, legal, valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, limitations of public policy under applicable securities laws.

         (g) The execution, delivery and performance of the Agreements by the Depositor and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor or any of its subsidiaries is subject, which conflict, breach, violation or default would have a material adverse effect on the business, operations or financial condition of the Depositor or its ability to perform its obligations under any of the Agreements, nor will such actions result in any violation of the provisions of the certificate of incorporation of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which violation would have a material adverse effect on the business, operations or financial condition of the Depositor or its ability to perform its obligations under any of the Agreements.

         (h) The direction by the Depositor to the Trust Administrator to execute, authenticate, issue and deliver the Notes has been or will have been duly authorized by the Depositor and, assuming the Trust Administrator has been duly authorized to undertake such actions, when executed, authenticated, issued and delivered by the Trust Administrator in accordance with the Transfer and Servicing Agreement and the Indenture, the Notes will be validly issued and outstanding and the holders of the Notes will be entitled to the rights and benefits of the Notes as provided by the Transfer and Servicing Agreement and the Indenture.

         (i) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Notes and the sale of the Underwritten Notes to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by the Agreements, except (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Notes by the Underwriters or as have been obtained and (ii) such recordations of assignments of the Mortgage Loans pursuant to the Transfer and Servicing Agreement as have not yet been completed.

         (j) Immediately prior to the transfer of the Mortgage Loans contemplated by the Transfer and Servicing Agreement, the Depositor will: (i) have equitable title to the interest in the Mortgage Loans conveyed by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens") that will not be released simultaneously with such transfer; (ii) not have assigned to any person (other than the Indenture Trustee) any of its right, title or interest in the Mortgage Loans; and (iii) have the power and authority under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans to sell its interest in the Mortgage Loans to the Indenture Trustee and to sell the Underwritten Notes to the Underwriters. Upon execution and delivery of the Transfer and Servicing Agreement by the Indenture Trustee, the Issuer will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans.

         (k) As of the Cut-off Date, each of the Mortgage Loans will meet the eligibility criteria described in the Prospectus and will conform in all material respects to the descriptions thereof contained in the Prospectus. The representations and warranties set out in the Transfer and Servicing Agreement are hereby made to the Underwriters as though set out in full herein, and, at the dates specified in the Transfer and Servicing Agreement, such representations and warranties were or will be true and correct in all material respects.

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         (l) Neither the Depositor nor the Trust is an "investment company"
within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         (m) At the Closing Date, the Underwritten Notes and the Transfer and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

         (n) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Agreements and the Notes have been paid or will be paid at or prior to the Closing Date.

         SECTION 2. Purchase and Sale. The several commitments of the Underwriters to purchase the Underwritten Notes pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Depositor agrees to instruct the Trust Administrator to issue the Underwritten Notes and agrees to sell to the Underwriters, and the Underwriters agree (except as provided in Sections 10 and 11 hereof) severally and not jointly to purchase from the Depositor, the aggregate initial principal amounts or percentage interests of the Underwritten Notes of each Class, as set forth opposite their names on Schedule A, at the purchase price or prices (plus accrued interest, as appropriate) as set forth on Schedule A.

         SECTION 3. Delivery and Payment. Delivery of and payment for the Underwritten Notes shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representative and the Depositor at 10:00 a.m. New York City time on May 31, 2005, or at such other time or date as shall be agreed upon in writing by the Representative and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor or its designee. Delivery of the Underwritten Notes shall be made to the Representative for the accounts of the several Underwriters against payment of the purchase price thereof. The Underwritten Notes so delivered will, unless otherwise specified, be initially represented by one or more notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of the beneficial owners of the Underwritten Notes will, unless otherwise specified, be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only, unless otherwise specified, under the limited circumstances specified in the Indenture. The Underwritten Notes will be made available for examination by the Underwriters no later than 2:00 p.m. New York City time on the Business Day immediately prior to the Closing Date.

         SECTION 4. Offering by the Underwriters. It is understood that, subject to the terms and conditions hereof, the several Underwriters propose to offer the Underwritten Notes for sale to the public as set forth in the Prospectus.

         SECTION 5. Agreements. (a) The Depositor agrees as follows:

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                  (i) To prepare the Prospectus in a form approved by the
Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second Business Day following the availability of the Prospectus to the Underwriters; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; prior to the termination of the offering of the Underwritten Notes, to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters or their counsel with copies thereof without charge; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required by law in connection with the offering or sale of the Underwritten Notes contemplated by the Prospectus Supplement; and for so long as delivery of a prospectus is required by law, to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution of, or to the knowledge of the Depositor the threatening of, any proceeding for such purpose, or of: (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Underwritten Notes for offering or sale in any jurisdiction; (iii) the initiation of or, to the knowledge of the Depositor, threat of any proceeding for any such purpose; or (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Depositor promptly shall use its reasonable best efforts to obtain the withdrawal of such order by the Commission.

                  (ii) To furnish promptly to the Underwriters and to counsel for the Underwriters upon request a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                  (iii) To deliver promptly to the Underwriters without charge (and in the case of clauses (ii) and (iii) below, for so long as delivery of a prospectus is required by law in connection with the offering or sale of the Underwritten Notes contemplated by the Prospectus Supplement) such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required by law at any time prior to the expiration of nine months after the Closing Date in connection with the offering or sale of the Underwritten Notes contemplated by the Prospectus Supplement, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriters and, upon any Underwriter's request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required by law to deliver a Prospectus in connection with sales of any of the Underwritten Notes at any time nine months or more after the Closing Date, upon the request of the Underwriters but at their expense, the Depositor shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

                  (iv) For so long as delivery of a prospectus is required by law in connection with the offering or sale of the Underwritten Notes contemplated by the Prospectus Supplement, to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Depositor or the Underwriters, be required by the Securities Act or requested by the Commission. Neither the Underwriters' consent to nor their distribution of any amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 6.

                  (v) To furnish the Underwriters and counsel for the Underwriters, prior to filing with the Commission, and to obtain the consent of the Underwriters for the filing of the following documents relating to the
Notes: (i) any post-effective amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus other than any periodic reports required to be filed after the Closing Date, or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations.

                  (vi) To use reasonable commercial efforts, in cooperation with the Underwriters, to qualify the Underwritten Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Underwriters may reasonably designate prior to the execution of this Agreement, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Underwritten Notes. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Underwritten Notes have been so qualified; provided, however, that the Depositor shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is now so subject.

                  (vii) To cause the Transfer and Servicing Agreement to provide that so long as the Underwritten Notes shall be outstanding, the Trust Administrator shall deliver to the Underwriters as soon as such statements are furnished to the Trust Administrator: (i) the annual statement as to compliance delivered to the Trust Administrator pursuant to Section 5.24 of the Transfer and Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Trust Administrator pursuant to Section 5.25 of the Transfer and Servicing Agreement; (iii) the monthly servicing report furnished to the Trust Administrator pursuant to Section 4.04 of the Transfer and Servicing Agreement; and (iv) the monthly reports furnished to the Noteholders pursuant to Section 5.09 of the Transfer and Servicing Agreement.

                  (viii) To the extent that the Underwriters have complied with the terms of Section 5(b) with respect to Collateral Term Sheets, Structural Term Sheets and Computational Materials, to file with the Commission any such materials delivered to investors in accordance with Section 5(b) within the applicable period of time prescribed by the applicable no-action letter (as specified in Section 5(b)(vi)).

         (b) Each Underwriter represents, warrants, covenants and agrees with the Depositor that:

                  (i) It either (A) has not provided any potential investor with a Collateral Term Sheet (that is required to be filed with the Commission within two Business Days of first use under the terms of the Public Securities Association Letter as described below) or (B) has substantially contemporaneously with its first delivery of such Collateral Term Sheet to a potential investor, delivered such Collateral Term Sheet to the Depositor or its counsel, which Collateral Term Sheet, if any, is attached hereto as Exhibit A. An Underwriter shall not deliver any Collateral Term Sheet to a potential investor if the Seller or the Depositor reasonably objects to the content of such Collateral Term Sheet.

                  (ii) It either (A) has not provided any potential investor with a Structural Term Sheet, Series Term Sheets or Computational Materials, or
(B) has, prior to its first delivery of any such Structural Term Sheet, Series Term Sheets or Computational Materials to a potential investor, delivered such Structural Term Sheet, Series Term Sheets or Computational Materials to the Depositor or its counsel and has promptly provided any such Structural Term Sheet, Series Term Sheets or Computational Materials to the Depositor and its counsel, which Structural Term Sheet, Series Term Sheets and Computational Materials, if any, are attached hereto as Exhibit B.

                  (iii) Each Collateral Term Sheet bears a legend indicating that the information contained therein will be superseded by the description of the collateral contained in the Prospectus Supplement and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets.

                  (iv) Each Structural Term Sheet, Series Term Sheet and all Computational Materials bear a legend substantially to the effect that such materials were prepared by the Underwriters and such materials do not constitute an offer to sell or a solicitation of an offer to purchase any Notes.

                  (v) It (at its own expense) agrees to obtain and provide to the Depositor and the Seller on or prior to the Closing Date one or more accountants' letters in form and substance reasonably satisfactory to the Underwriters, the Depositor and the Seller relating to the Collateral Term Sheets, Structural Term Sheets, Series Term Sheets and Computational Materials, which accountants' letters shall be addressed to the Depositor and the Seller and delivered to the Depositor and the Seller prior to the date on which such materials are required to be filed with the Commission.

                  (vi) It has not, and will not, without the prior written consent of the Depositor, provide any Collateral Term Sheets, Structural Term Sheets, Series Term Sheets or Computational Materials to any investor after the first date on which the Prospectus is available for distribution to investors and prior to the delivery of the Prospectus to such investor.

         For purposes of this Agreement, Series Term Sheets, Collateral Term Sheets and Structural Term Sheets shall have the respective meanings assigned to them (a) in the case of Series Term Sheets, in the no-action letter addressed to Greenwood Trust Company, Discover Card Master Trust I dated April 5, 1996, and
(b) in the case of Collateral Term Sheets and Structural Term Sheets, in the February 13, 1995, letter of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the Commission staff's response thereto, are publicly available February 17, 1995). The term "Collateral Term Sheet" as used herein includes any subsequent Collateral Term Sheet that reflects a substantive change in the information presented. Computational Materials has the meaning assigned to it in the no-action letter dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation, the no-action letter dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association and the no-action letter of February 17, 1995, issued by the Commission to the Public Securities Association.

         SECTION 6. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters hereunder to purchase the Underwritten Notes pursuant to this Agreement are subject to (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained; (ii) the performance by the Depositor of all of its obligations hereunder; and (iii) the following additional conditions as of the Closing Date:

         (a) Each of the obligations of the Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of the Agreements shall have been duly performed and complied with and all of the representations and warranties of the Depositor under any of the Agreements shall be true and correct in all material respects as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under any of the Agreements, and the Underwriters shall have received certificates to the effect of the foregoing, each signed by an authorized officer of the Depositor.

         (b) Prior to the Closing Date, (i) the Underwriters shall have received confirmation of the effectiveness of the Registration Statement and (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Depositor, shall be contemplated by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

         (c) The Representative shall have received a letter dated on or before the date on which the Prospectus Supplement is dated and printed, in form and substance reasonably acceptable to the Underwriters and their counsel, prepared by Deloitte & Touche LLP (i) regarding certain numerical information contained or incorporated by reference in the Prospectus Supplement and (ii) relating to certain agreed upon procedures as requested by the Underwriters relating to the Mortgage Loans or shall have waived compliance with this condition.

         (d) The Notes shall have received the ratings specified in the Prospectus Supplement by each of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's").

         (e) The Representative shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Representative and its counsel:

                  (i) the Agreements and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Underwriters and their affiliates;

                  (ii) an officer's certificate of an officer of the Seller, and an officer's certificate of an officer of the Depositor, in each case dated as of the Closing Date and reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, with resolutions of the board of directors or governing body thereof, and copies of the certificate of incorporation and the bylaws (or, if for a limited liability company, documentation of due authorization in accordance with the company's limited liability company agreement, a copy of the limited liability company agreement and certificate of formation) of each of the Depositor and the Seller, in each case attached thereto;

                  (iii) an opinion of the General Counsel of the Seller, or such other counsel reasonably acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters as to various matters relating to the Seller and the Depositor;

                  (iv) an opinion of McKee Nelson LLP, counsel to the Seller, or such other counsel reasonably acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters as to various corporate matters;

                  (v) an opinion of Sidley Austin Brown & Wood LLP, counsel to the Underwriters, dated the Closing Date, as to various corporate matters and matters customarily requested of underwriters' counsel and reasonably satisfactory in form and substance to the Underwriters;

                  (vi) such opinions of Sidley Austin Brown & Wood LLP, counsel to the Depositor, in form reasonably satisfactory to the Representative, counsel for the Underwriters, Moody's and S&P as to such additional matters not opined to in the opinion delivered pursuant to clause (iv) above as shall be required for the assignment of the ratings specified in the Prospectus to the Underwritten Securities;

                  (vii) an opinion of counsel to the Indenture Trustee dated the Closing Date, in form and substance reasonably acceptable to the Representative, counsel to the Underwriters, Standard & Poor's and Moody's;

                  (viii) an opinion of counsel to the Master Servicer dated the Closing Date, in form and substance reasonably acceptable to the Representative, counsel to the Underwriters, Standard & Poor's and Moody's; and

                  (ix) an opinion of counsel to the Servicer dated the Closing Date, in form and substance reasonably acceptable to the Representative, counsel to the Underwriters, Standard & Poor's and Moody's; and

                  (x) an officer's certificate of an officer of the Indenture Trustee dated as of the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

         (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Representative and counsel to the Underwriters.

         (g) The Seller and the Depositor shall have furnished the Representative with such other certificates of its officers or others and such other documents or opinions as the Representative or counsel to the Underwriters may reasonably request.

         (h) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction;
(ii) a banking moratorium shall have been declared by Federal or New York state authorities; (iii) there shall have been any major disruptions of settlements of securities or clearance services in the United States; (iv) there shall have been any attack on or outbreak or escalation of major hostilities involving the United States or a declaration of war by the United States, or any other national or international calamity or emergency (including, without limitation, a national or international calamity or emergency resulting from an act of terrorism); or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) that is material and adverse and, in the case of any of the events specified in clauses (i) through (v), either individually or together with any other such event makes it, in the reasonable judgment of the Representative, impractical to market the Underwritten Notes.

         If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 7 and 8.

         SECTION 7. Payment of Expenses. To the extent not paid by the Seller to the Underwriters pursuant to the Mortgage Loan Purchase Agreement, the Depositor agrees to pay:

         (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) except as otherwise provided in Section 5(a)(iii), the costs of producing and distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any preliminary prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of Sidley Austin Brown & Wood LLP in qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 5(a)(vi) hereof and of preparing, printing and distributing, if requested by the Representative, a Blue Sky Memorandum and a Legal Investment Survey, including reasonable related fees of counsel for the Underwriters; (f) any fees charged by securities rating services for rating the Underwritten Notes; (g) the cost of the accountants' comfort letter relating to the Prospectus Supplement; and (h) all other costs and expenses incidental to the performance of the obligations of the Depositor (including costs and expenses of counsel to the Depositor); provided that, except as provided in the last paragraph of this Section 7, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Underwritten Notes which they may sell and the expenses of advertising any offering of the Underwritten Notes made by the Underwriters, and the Underwriters shall pay the cost of the accountants' comfort letters referred to in Section 5(b)(v).

         SECTION 8. Indemnification and Contribution.

         (a) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Depositor, each of its directors and each of its officers who have signed the Registration Statement and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, expenses, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) Derived Information provided by such Underwriter (except to the extent resulting from a Pool Error (as defined in Section 8(d)) and (ii) the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of, or are based upon, the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, but with respect to clause (a)(ii) above, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Underwriters' Information; and will reimburse any legal or other expenses reasonably incurred by the Depositor and each of its directors, officers or controlling persons in connection with investigating, preparing to defend or defending any such loss, claim, expense, damage, liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (b) Promptly after receipt by the Depositor under this Section 8 of notice of any claim or the commencement of any action, the Depositor will, if a claim in respect thereof is to be made against any Underwriter under this
Section 8, notify the Representative of the claim or commencement of the action; but the omission so to notify the Representative will not relieve any Underwriter from any liability that it may have to the Depositor otherwise than under this Agreement. In case any such claim or action is brought against the Depositor, and the Depositor notifies the Representative, the Representative will be entitled to participate therein, and, to the extent that it may wish to do so, to assume the defense thereof, with counsel reasonably satisfactory to the Depositor (who shall not, except with the consent of the Depositor, be counsel to the Representative).

         The Depositor shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Depositor unless: (i) the employment thereof has been specifically authorized by the Representative in writing; (ii) the Depositor shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Underwriter on whose behalf the Representative is acting, and in the reasonable judgment of such counsel it is advisable for the Depositor to employ separate counsel; (iii) a conflict or potential conflict exists (based on advice of counsel to the Depositor) between the Depositor and the Underwriter on whose behalf the Representative is acting (in which case the Representative will not have the right to direct the defense of such action on behalf of the Depositor); or (iv) the Representative has failed to assume the defense of such action and employ counsel reasonably satisfactory to the Depositor, in which case, if the Depositor notifies the Representative in writing that it elects to employ separate counsel at the expense of the Representative, the Representative shall not have the right to assume the defense of such action on behalf of the Depositor.

         No Underwriter shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the relevant Underwriter agrees to indemnify and hold harmless the Depositor from and against any loss or liability (to the extent set forth in Section 8(a)) by reason of such settlement or judgment.

         Notwithstanding the foregoing paragraph, if at any time the Depositor shall have requested reimbursement for fees and expenses of counsel, the relevant Underwriter agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Depositor of the aforesaid request and (ii) such Underwriter shall not have reimbursed the Depositor in accordance with such request prior to the date of such settlement.

         (c) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless the Depositor, then each Underwriter shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities referred to above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other from the offering of the Underwritten Notes or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. If the indemnification provided for in Section 8(a)(i) is unavailable or insufficient to hold harmless the indemnified party under Section 8(a)(i), then each Underwriter shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 8(a)(i) in such proportion as appropriate to reflect the relative fault of the Depositor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Notes (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the Underwriters. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by the Depositor in connection with investigating or defending any action or claim which is the subject of this subsection (c). Notwithstanding the provisions of this subsection (c), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts, commissions or other fees received by the Underwriter exceed the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(c) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (d) For purposes hereof, as to each Underwriter, the term "Derived Information" means such information, if any, in the Series Term Sheets, Collateral Term Sheets, Structural Term Sheets and/or Computational Materials (except to the extent that any omission or alleged omission in Derived Information results from any error or omission or alleged error or alleged omission that results from any error in the Aames Collateral Information (a "Pool Error")) that is not contained in or superseded by (i) the Prospectus, the Registration Statement or amendments or supplements to either, taking into account information incorporated therein by reference (other than information incorporated by reference from the Series Term Sheets, Collateral Term Sheets, Structural Term Sheets and/or Computational Materials) or (ii) any information on any computer tape furnished to the Representative by the Seller or its affiliates concerning the assets comprising the Trust Estate (the "Aames Collateral Information").

         SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Depositor, and shall survive delivery of any Underwritten Notes to the Underwriters.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters participating in the public offering of the Underwritten Notes shall fail at the Closing Date to purchase the Underwritten Notes which it is (or they are) obligated to purchase hereunder (the "Defaulted Notes"), then the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the non-defaulting Underwriters have not completed such arrangements within such 24-hour period, then

                  (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of the Underwritten Notes to be purchased pursuant to this Agreement, the non-defaulting Underwriters named in this Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters; or

                  (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of the Underwritten Notes to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of the Depositor or any non-defaulting Underwriters.

         No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

         In the event of a default by any Underwriter as set forth in this
Section 10, each of the non-defaulting Underwriters and the Depositor shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

         SECTION 11. Termination of Agreement. The Underwriters may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date, if the events set forth in Section 6(h) of this Agreement shall occur and be continuing, or if any other closing condition set forth in
Section 6 shall not have been fulfilled when required to be fulfilled. In the event of any such termination, the provisions of Section 7, the indemnity and contribution agreement set forth in Section 8, and the provisions of Sections 9, 14 and 16 shall remain in effect.

         SECTION 12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and shall be delivered or sent by mail, telex or facsimile transmission to Countrywide Securities Corporation, 4500 Park Granada, Calabasas, California 91302.

         SECTION 13. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Depositor, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any of the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of each Underwriter's respective officers and directors and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         SECTION 14. Survival. The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Underwritten Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         SECTION 15. Definition of the Term "Business Day." For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

         SECTION 16. Governing Law: Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         The parties hereto hereby submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

         The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         SECTION 17. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         SECTION 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement between the Depositor and the Underwriters, please indicate your acceptance in the space provided for the purpose below.

                                              Very truly yours,

                                              CWABS, INC.



                                              By: /s/ Ruben Avilez
                                                 -------------------------------
                                              Name:  Ruben Avilez
                                              Title:  Vice President

CONFIRMED AND ACCEPTED, as of the date first above written:

COUNTRYWIDE SECURITIES CORPORATION            CITIGROUP GLOBAL MARKETS, INC.
Acting on its own behalf and as the           Acting on its own behalf
Representative of the several Underwriters referred to in the foregoing agreement


By: /s/ Ruben Avilez                          By: /s/ Philip Seares
   ------------------------------                ------------------------------
   Name:   Ruben Avilez                          Name:   Philip Seares
   Title:  Executive Vice President              Title:  Vice President



BEAR, STEARNS & CO. INC.                      CREDIT SUISSE FIRST BOSTON LLC
Acting on its own behalf                      Acting on its own behalf



By: /s/ Scott Eichel                          By:  /s/ Janie Lee
   ------------------------------                ------------------------------
   Name:   Scott Eichel                          Name:   Janie Lee
   Title:  Senior Managing Director              Title:  Director



                             Underwriting Agreement

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.        GREENWICH CAPITAL MARKETS, INC.
Acting on its own behalf                      Acting on its own behalf


By: /s/ James R. Kleeblatt                    By: /s/ James T. Raezer
   ------------------------------                ------------------------------
   Name:   James R. Kleeblatt                    Name:   James T. Raezer
   Title:  Senior Managing Dirctor               Title:  Managing Director



LEHMAN BROTHERS INC.                          MORGAN STANLEY & CO. INCORPORATED
Acting on its own behalf                      Acting on its own behalf


By: /s/ Diane Rinnovatore                     By:  /s/ Peter Chai
   ------------------------------                ------------------------------
   Name:   Diane Rinnovatore                     Name:   Peter Chai
   Title:  Managing Director                     Title:  Managing Director


                             Underwriting Agreement

                                                   SCHEDULE A

                                                 Class 1A1 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                  $58,647,220      99.7500%
Citigroup Global Markets Inc........................          0.2500%                  $58,647,220      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                   $4,291,260      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                   $4,291,260      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                   $4,291,260      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                   $4,291,260      99.7500%
Lehman Brothers Inc.................................          0.2500%                   $4,291,260      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                   $4,291,260      99.7500%


                                                 Class 1A2 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                 $118,775,360      99.7500%
Citigroup Global Markets Inc........................          0.2500%                 $118,775,360      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                   $8,690,880      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                   $8,690,880      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                   $8,690,880      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                   $8,690,880      99.7500%
Lehman Brothers Inc.................................          0.2500%                   $8,690,880      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                   $8,690,880      99.7500%


                                                 Class 1A3 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $7,093,000      99.7500%
Citigroup Global Markets Inc........................          0.2500%                   $7,093,000      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                     $519,000      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                     $519,000      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $519,000      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                     $519,000      99.7500%
Lehman Brothers Inc.................................          0.2500%                     $519,000      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $519,000      99.7500%




                                                 Class 2A1 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                 $184,259,740      99.7500%
Citigroup Global Markets Inc........................          0.2500%                 $184,259,740      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                  $13,482,420      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                  $13,482,420      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                  $13,482,420      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                  $13,482,420      99.7500%
Lehman Brothers Inc.................................          0.2500%                  $13,482,420      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                  $13,482,420      99.7500%


                                                 Class M1 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                  $16,622,220      99.7500%
Citigroup Global Markets Inc........................          0.2500%                  $16,622,220      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                   $1,216,260      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                   $1,216,260      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                   $1,216,260      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                   $1,216,260      99.7500%
Lehman Brothers Inc.................................          0.2500%                   $1,216,260      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                   $1,216,260      99.7500%


                                                 Class M2 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                  $16,859,610      99.7500%
Citigroup Global Markets Inc........................          0.2500%                  $16,859,610      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                   $1,233,630      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                   $1,233,630      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                   $1,233,630      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                   $1,233,630      99.7500%
Lehman Brothers Inc.................................          0.2500%                   $1,233,630      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                   $1,233,630      99.7500%




                                                 Class M3 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $9,973,250      99.7500%
Citigroup Global Markets Inc........................          0.2500%                   $9,973,250      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                     $729,750      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                     $729,750      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $729,750      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                     $729,750      99.7500%
Lehman Brothers Inc.................................          0.2500%                     $729,750      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $729,750      99.7500%


                                                 Class M4 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $9,023,280      99.7500%
Citigroup Global Markets Inc........................          0.2500%                   $9,023,280      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                     $660,240      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                     $660,240      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $660,240      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                     $660,240      99.7500%
Lehman Brothers Inc.................................          0.2500%                     $660,240      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $660,240      99.7500%


                                                 Class M5 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $7,836,330      99.7500%
Citigroup Global Markets Inc........................          0.2500%                   $7,836,330      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                     $573,390      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                     $573,390      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $573,390      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                     $573,390      99.7500%
Lehman Brothers Inc.................................          0.2500%                     $573,390      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $573,390      99.7500%




                                                 Class M6 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $6,886,360      99.7500%
Citigroup Global Markets Inc........................          0.2500%                   $6,886,360      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                     $503,880      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                     $503,880      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $503,880      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                     $503,880      99.7500%
Lehman Brothers Inc.................................          0.2500%                     $503,880      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $503,880      99.7500%


                                                 Class M7 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $7,598,530      99.7500%
Citigroup Global Markets Inc........................          0.2500%                   $7,598,530      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                     $555,990      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                     $555,990      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $555,990      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                     $555,990      99.7500%
Lehman Brothers Inc.................................          0.2500%                     $555,990      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $555,990      99.7500%


                                                 Class M8 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $5,936,390      99.7500%
Citigroup Global Markets Inc........................          0.2500%                   $5,936,390      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                     $434,370      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                     $434,370      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $434,370      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                     $434,370      99.7500%
Lehman Brothers Inc.................................          0.2500%                     $434,370      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $434,370      99.7500%




                                                 Class M9 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $5,461,610      99.7500%
Citigroup Global Markets Inc........................          0.2500%                   $5,461,610      99.7500%
Bear, Stearns & Co. Inc.............................          0.2500%                     $399,630      99.7500%
Credit Suisse First Boston LLC......................          0.2500%                     $399,630      99.7500%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $399,630      99.7500%
Greenwich Capital Markets, Inc......................          0.2500%                     $399,630      99.7500%
Lehman Brothers Inc.................................          0.2500%                     $399,630      99.7500%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $399,630      99.7500%


                                                 Class B1 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $5,207,000      89.7711%
Citigroup Global Markets Inc........................          0.2500%                   $5,207,000      89.7711%
Bear, Stearns & Co. Inc.............................          0.2500%                     $381,000      89.7711%
Credit Suisse First Boston LLC......................          0.2500%                     $381,000      89.7711%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $381,000      89.7711%
Greenwich Capital Markets, Inc......................          0.2500%                     $381,000      89.7711%
Lehman Brothers Inc.................................          0.2500%                     $381,000      89.7711%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $381,000      89.7711%


                                                 Class B2 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $2,391,530      89.0469%
Citigroup Global Markets Inc........................          0.2500%                   $2,391,530      89.0469%
Bear, Stearns & Co. Inc.............................          0.2500%                     $174,990      89.0469%
Credit Suisse First Boston LLC......................          0.2500%                     $174,990      89.0469%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $174,990      89.0469%
Greenwich Capital Markets, Inc......................          0.2500%                     $174,990      89.0469%
Lehman Brothers Inc.................................          0.2500%                     $174,990      89.0469%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $174,990      89.0469%




                                                 Class B3 Notes

                                                            Underwriting                                Purchase
Underwriters                                                  Discount            Principal Amount        Price
------------                                                  --------            ----------------        -----

Countrywide Securities Corporation..................          0.2500%                   $2,849,500      85.2643%
Citigroup Global Markets Inc........................          0.2500%                   $2,849,500      85.2643%
Bear, Stearns & Co. Inc.............................          0.2500%                     $208,500      85.2643%
Credit Suisse First Boston LLC......................          0.2500%                     $208,500      85.2643%
Friedman, Billings, Ramsey & Co., Inc...............          0.2500%                     $208,500      85.2643%
Greenwich Capital Markets, Inc......................          0.2500%                     $208,500      85.2643%
Lehman Brothers Inc.................................          0.2500%                     $208,500      85.2643%
Morgan Stanley & Co. Incorporated...................          0.2500%                     $208,500      85.2643%

                                    EXHIBIT A
                                    ---------

    [Attached at Exhibit A are copies of Computational Materials previously filed on Form 8-K.]

                                    EXHIBIT B
                                    ---------

    [Attached at Exhibit B are copies of Computational Materials previously filed on Form 8-K.]